Exhibit 10.12.2

SECOND AMENDMENT TO THE

OPTION AND JOINT VENTURE AGREEMENT

OF MARCH 15, 2001

It is hereby agreed this August 27, 2002 to amend the OPTION AND JOINT VENTURE AGREEMENT of March 15, 2001 (the "Agreement"), between MINERA ANDES INC., a corporation formed under the laws of Canada (''MAI''), MINERA ANDES S.A., a corporation formed under the laws of Argentina ("MASA''), and MAURICIO HOCHSCHILD & CIA. LTDA., a corporation formed under the laws of Peru ("MHC'').

By mutual consent as witnessed by the signing of this document it is hereby agreed that the Agreement and the rights and obligations of the parties hereunder are strictly limited to the areas of interest described in Exhibit l of the First Amendment to the Agreement of May 14, 2002 (being herein referred to as the "Area of Interest"). There is no area of influence around the Area of Interest.  Each of the Participants shall have the free and unrestricted right to enter into, conduct and benefit from any and all business ventures of any kind whatsoever, whether or not competitive with · the activities undertaken pursuant hereto, without disclosing such activities to the other Participant or inviting or allowing the other Participant to participate herein. Without limiting the generality of the foregoing, no Participant shall be under any duty to disclose to any other Participant information relating to mining or mineral claims, concessions, or leases of other properties located outside the Area of Interest.

In addition, MHC agrees not to acquire land within the original joint venture area for a period of three years from the date of dropping a property from the joint venture.

The Amendment referred to herein supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter hereof.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day, month and year first written above.

MINERA ANDES INC.

By:	/s/ Allen V. Ambrose
Its:	President

MINERA ANDES S.A.

By:	/s/ Brian Gavin
Its:

MAURICIO HOCHSCHILD & CIA. LTD.

By:	/s/ Jorge Benavides
Its:	Exploration Manager
Jorge Benavides

EXHIBIT  1

	PROPERTY TYPE	FILE	AREA REAL	Comments
1	El Pluma 1	410.411/MA/99	750	Ex cateo 402.845
2	El Pluma 2	412.277/MA/99	1000	Ex cateo 402.845
3	El Pluma 3	412.279/MA/99	750	Ex cateo 402.845
4	El Pluma 4	412.281/MA/99	1000	Ex cateo 402.845
5	El Pluma E1	410.412/MA/99	1000	Ex cateo 403.627
6	El Pluma E2	412.278/MA/99	1000	Ex cateo 403.627
7	El Pluma E3	412.280/MA/99	800	Ex cateo 403.627
8	Saavedra 10	413.395/MA/00	1000	in cateo
9	Saavedra 11	401.874/MA/01	1000	in cateo
10	Saavedra 12	401.875/MA/01	1000	in cateo
11	Saavedra 13	401.876/MA/01	1000	in cateo
12	Saavedra 14	401.877/MA/01	1000	in cateo
13	Saavedra 1a	410.093/MA/99	1000	in cateo
14	Saavedra 2a	410.091/MA/99	1000	in cateo
15	Saavedra 3	410.096/MA/99	800	ex cateo
16	Saavedra 4	410.095/MA/99	800	in cateo
17	Saavedra 5	410.089/MA/99	800	in cateo
18	Saavedra 6b	410.094/MA/99	800	ex cateo
19	Saavedra 7a	410.090/MA/99	1000	in cateo
20	Saavedra 8	410.092/MA/99	1000	in cateo
21	Saavedra 9	413.396/MA/00	1000	in cateo

22	SaavNE1	400.625/MA/01	1000	ex cateo
23	SaavNE2	400.626/MA/01	1000	ex cateo
24	SaavNE3	400.627/MA/01	500	ex cateo
25	Tres A	411.333/MA/99	1000	ex cateo
26	Tres B	411.334/MA/99	750	ex cateo
27	Tres C	414.264/MA/00	980	ex cateo
28	Tres Colores A	411.332/MA/99	1000	Ex cateo 406.002
29	Tres Colores B	411.331/MA/99	998.5	Ex cateo 406.002
30	Tres Colores C	414.643/MA/00	901	Ex cateo 406.002
31	Tres Colores D	414.642/MA/00	901	Ex cateo 406.002
32	Tres Colores E	414.641/MA/00	901	Ex cateo 406.002
33	Tres Colores F	414.640/MA/00	901	Ex cateo 406.002
34	Tres Colores G	414.639/MA/00	397.5	Ex cateo 406.002
35	Tres D	414.265/MA/00	770.13	ex cateo
36	Tres E	414.266/MA/00	999.93	ex cateo
37	Tres F	414.267/MA/00	999.93	ex cateo
38	Uno A	413.095/MA/00	840	ex cateo
39	Uno B	413.096/MA/00	840	ex cateo
40	Uno C	413.097/MA/00	820.2	ex cateo
41	Uno D	400.765/MA/01	840	ex cateo
42	Uno E	400.766/MA/01	840	ex cateo
43	Uno F	400.764/MA/01	594	ex cateo
44	Uno G	401.507/MA/01	1103.7	ex cateo 406.943

45	Uno H	401.508/MA/01	560.4	ex cateo 406.943
46	Uno I	401.509/MA/01	560.4	ex cateo 406.943
47	AGUAS VIVAS	403.089/MSC/01	9992
			50490.69